Exhibit 10.4

ASSIGNMENT OF WORKING INTEREST

STATE OF TEXAS

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KNOW ALL MEN THESE PRESENTS:

COUNTY OF COOKE

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That for the sum of Three Hundred Seventy-Five Thousand Dollars ($375,000) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NOVA ENERGY, INC., Assignor, whose address is 2570 Myles Lake Rd., Nanaimo, BC V9X1E7, has granted, sold, transferred, assigned and conveyed, a TWO PERCENT (2%) WORKING INTEREST in the lease described on Exhibit “A” attached hereto and made part hereof, unto DIVERSIFIED CONSULTING, LLC, Assignee.

Assignor has contracted with Rife Energy, Inc. for a working interest in the well known as the “Inglish #1-H”, the legal description for which is set forth in Exhibit A.  Assignor agrees that it shall transfer unto Assignee 2% of its net revenues in the Inglish #1-H.

Assignor may not assign its obligations as set forth herein without written consent from Assignee.  Assignee may assign its interest herein without Notice to Assignor.

IN WITNESS WHEREOF, this instrument is executed this ___ day of July 2006.

BY: NOVA ENERGY, INC.

/s/ Daymon Bodard

Daymon Bodard, President and sole Director